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                                                                  Exhibit 10.47



                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment No. 1 to Employment Agreement (the "Amendment") is entered into and effective as of March 31, 1999, between Kellstrom Industries, Inc., a Delaware corporation (the "Company"), and Yoav Stern, an individual (the "Employee").

                                    RECITALS

         The Company and the Employee are parties to that certain Employment Agreement entered into as of March 30, 1999 (the "Employment Agreement") pursuant to which the Employee is employed as Chairman of the Company. The Company and the Employee have agreed to change the Employee's principal place of employment, and desire to amend the Employment Agreement on the terms and conditions set forth in this Amendment.

                               TERMS OF AGREEMENT

         In consideration of the above recitals and the mutual promises herein contained, the Company and the Employee hereby agree as follows:

         1. Section 3(b) of the Employment Agreement is amended in its entirety by deleting such section and substituting the following:

                  "(b) LOCATION. The principal place of employment of the Employee shall be in Sunrise, Florida; PROVIDED, HOWEVER, that the Employee will be required to spend a substantial portion of his time in New York, New York, when, as and to the extent necessary or advisable to fulfill his obligations hereunder."

         2. Except as expressly amended hereby, all of the terms and conditions of the Employment Agreement shall continue in full force and effect.

         3. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument.




                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.



                                     KELLSTROM INDUSTRIES, INC.



                                     By: /s/ Michael W. Wallace
                                         ---------------------------------------
                                         Michael W. Wallace
                                         Chief Financial Officer




                                     EMPLOYEE



                                     /s/ Yoav Stern
                                     -------------------------------------------
                                     Yoav Stern






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